                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 11, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31449                              76-0695920
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------




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ITEM 5.  OTHER EVENTS.

SOUTH TEXAS PROJECT DIESEL GENERATOR FAILURE

         On December 11, 2003, Texas Genco Holdings, Inc. ("Texas Genco"), a majority-owned subsidiary of CenterPoint Energy, Inc., announced that on December 9, 2003, one of three standby diesel generators at Unit 2 of the South Texas Project nuclear facility ("STP") experienced a failure during a routine monthly surveillance test. Texas Genco owns a 30.8 percent interest in STP. STP Nuclear Operating Company personnel have informed the Nuclear Regulatory Commission and are completing the analysis to determine the cause of the failure and are developing a repair plan. The unit continues to operate at full power and has two operational standby diesel generators. At this time, we cannot predict the cost of repairs or if this event would require an outage.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.



Date: December 12, 2003                   By: /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEXAS GENCO HOLDINGS, INC.



Date: December 12, 2003                   By: /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer